-------------------------------------------
                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-1
                   -------------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-1

                                   DISCLAIMER





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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ("PW") as underwriter for the Empire Funding Home Loan Owner Trust 1998-1, and not by or as agent for Empire Funding Corp. or any of
its  affiliates  (collectively,   the  "Transferor").  The  Transferor  has  not
prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
            RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

       DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE

Approximate characteristics of the pool of Initial Loans identified as of 12/31/97. Loans equal to approximately $[174.4] Million will be delivered on [February 5, 1998] (the "Closing Date"). With Pre-Funding, the total deal size will be approx. $230.0 Million.


POOL LEVEL DETAIL:
-----------------

Number of Loans:                        4,552

Current Balance:                        $174,353,042

Average Balance:                        $38,303

Minimum Balance:                        $8,669

Maximum Balance:                        $74,929

WA Coupon:                              13.8020%

WA Original Term:                       194

WA Seasoning:                           6

WA Remaining Term:                      188

Original Comb. Loan-To-Value:           119.19%

WA FICO:                                677

WA Debt-to-Income:                      37.85%


Note: All of the above summary information ignores ZERO values, the weighted averages may not reflect all loans in the pool.



--------------------------------------------------------------------------------
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

       DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE


    Aggregate Field              Description                    Count                 Balance                Pool%

    State                        Alabama                            3                  78,239                 0.04
                                 Alaska                            57               2,598,807                 1.49
                                 Arizona                          107               4,246,045                 2.44
                                 Arkansas                          60               2,095,442                 1.20
                                 California                       957              39,316,215                22.55
                                 Colorado                         103               3,901,942                 2.24
                                 Connecticut                       90               3,961,594                 2.27
                                 Delaware                          14                 565,933                 0.32
                                 District of Columbia               3                 138,908                 0.08
                                 Florida                          380              14,035,319                 8.05
                                 Georgia                          189               6,919,168                 3.97
                                 Hawaii                            24                 956,496                 0.55
                                 Idaho                             75               2,747,565                 1.58
                                 Illinois                          34               1,297,276                 0.74
                                 Indiana                          214               7,830,106                 4.49
                                 Iowa                             103               3,765,518                 2.16
                                 Kansas                           151               5,182,837                 2.97
                                 Kentucky                          57               2,167,945                 1.24
                                 Louisiana                         33               1,282,693                 0.74
                                 Maine                              1                  23,731                 0.01
                                 Maryland                          25               1,105,571                 0.63
                                 Michigan                          59               2,324,664                 1.33
                                 Minnesota                        177               6,326,888                 3.63
                                 Mississippi                       16                 531,043                 0.30
                                 Missouri                         173               6,479,115                 3.72
                                 Montana                           37               1,379,061                 0.79
                                 Nebraska                         114               4,229,380                 2.43
                                 Nevada                            70               2,883,174                 1.65
                                 New Mexico                        36               1,283,098                 0.74
                                 New York                           7                 267,793                 0.15
                                 North Carolina                   111               4,139,225                 2.37
                                 North Dakota                      17                 546,167                 0.31
                                 Ohio                             285              10,466,532                 6.00
                                 Oklahoma                         156               5,512,267                 3.16
                                 Oregon                            55               2,399,304                 1.38
                                 Pennsylvania                       1                  30,090                 0.02
                                 Rhode Island                       4                 134,382                 0.08
                                 South Carolina                   108               4,331,196                 2.48
                                 South Dakota                      27                 955,286                 0.55
                                 Tennessee                         58               1,997,276                 1.15
                                 Texas                              3                 113,937                 0.07
                                 Utah                              30               1,347,458                 0.77
                                 Virginia                          49               1,639,928                 0.94
                                 Washington                       157               6,330,421                 3.63
                                 Wisconsin                         76               2,728,224                 1.56
                                 Wyoming                           46               1,759,780                 1.01
                                                                -----            ------------              -------
                                                                4,552            $174,353,042              100.00%





--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
            RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

       DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE


Aggregate Field                              Description               Count                  Balance          Pool%


Current Balance                          $10,000 or less                   6                   57,891           0.03
                                    $10,000.01 - $20,000                 342                5,768,135           3.31
                                    $20,000.01 - $30,000                1050               27,269,298          15.64
                                    $30,000.01 - $40,000                1352               47,886,851          27.47
                                    $40,000.01 - $50,000                1011               46,644,242          26.75
                                    $50,000.01 - $60,000                 501               27,289,500          15.65
                                    $60,000.01 - $70,000                 207               13,288,928           7.62
                                    $70,000.01 - $80,000                  83                6,148,197           3.53
                                                                       -----             ------------        -------
                                                                       4,552             $174,353,042        100.00%



Aggregate Field                              Description               Count                  Balance          Pool%

Current Rate                           10.501% - 11.000%                  17                  762,535           0.44
                                       11.001% - 11.500%                  18                  787,210           0.45
                                       11.501% - 12.000%                 280               11,953,904           6.86
                                       12.001% - 12.500%                 286               11,842,860           6.79
                                       12.501% - 13.000%                 703               29,390,842          16.86
                                       13.001% - 13.500%                 348               14,260,079           8.18
                                       13.501% - 14.000%                1399               52,964,622          30.38
                                       14.001% - 14.500%                 393               15,481,846           8.88
                                       14.501% - 15.000%                 559               19,263,655          11.05
                                       15.001% - 15.500%                 255                8,416,478           4.83
                                       15.501% - 16.000%                 161                5,090,539           2.92
                                       16.001% - 16.500%                  58                1,908,290           1.09
                                       16.501% - 17.000%                  44                1,326,957           0.76
                                       17.001% - 17.500%                  17                  485,381           0.28
                                       17.501% - 18.000%                  14                  417,844           0.24
                                                                       -----             ------------        -------
                                                                       4,552             $174,353,042        100.00%



Aggregate Field                              Description               Count                  Balance          Pool%

Lien Type                                     First Lien                  12                  509,056           0.29
                                             Second Lien                4540              173,843,986          99.71
                                                                      ------             ------------        -------
                                                                       4,552             $174,353,042        100.00%




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
            RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

       DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE


Aggregate Field                     Description        Count              Balance               Pool%

Orig. Combined LTV             30.01% to 35.00%            1               31,823                0.02
                               40.01% to 45.00%            1               39,843                0.02
                               50.01% to 55.00%            1               19,814                0.01
                               60.01% to 65.00%            1               21,857                0.01
                               65.01% to 70.00%            2               81,863                0.05
                               75.01% to 80.00%            1               49,724                0.03
                               80.01% to 85.00%            6              219,330                0.13
                               85.01% to 90.00%           11              315,895                0.18
                               90.01% to 95.00%           10              267,980                0.15
                              95.01% to 100.00%           22              627,946                0.36
                             100.01% to 105.00%          274            8,990,672                5.16
                             105.01% to 110.00%          350           11,762,572                6.75
                             110.01% to 115.00%          549           19,410,355               11.13
                             115.01% to 120.00%          720           29,019,569               16.64
                             120.01% to 125.00%         2603          103,493,797               59.36
                                                       -----         ------------             -------
                                                       4,552         $174,353,042             100.00%

Aggregate Field        Description                Count              Balance                Pool%

Seasoning            Less than one                    1               51,700                 0.03
                             1 - 3                  370           14,335,849                 8.22
                             4 - 6                 2360           94,270,380                54.07
                             7 - 9                 1661           60,031,871                34.43
                     10 or greater                  160            5,663,242                 3.25
                                                  -----         ------------              -------
                                                  4,552          174,353,042

Aggregate Field        Description                Count              Balance                Pool%

Remaining Term             31 - 60                   10              267,410                 0.15
                           61 - 90                    9              272,526                 0.16
                          91 - 120                   68            2,137,398                 1.23
                         121 - 150                    6              143,871                 0.08
                         151 - 180                 3399          126,601,902                72.61
                         181 - 210                    1               34,813                 0.02
                         211 - 240                 1059           44,895,122                25.75
                                                   ----         ------------              -------
                                                  4,552         $174,353,042              100.00%


Aggregate Field        Description                Count              Balance                Pool%

Original Term              31 - 60                   10              267,410                 0.15
                           61 - 90                    7              204,055                 0.12
                          91 - 120                   70            2,205,869                 1.27
                         121 - 150                    6              143,871                 0.08
                         151 - 180                 3399          126,601,902                72.61
                         181 - 210                    1               34,813                 0.02
                         211 - 240                 1059           44,895,122                25.75
                                                  -----         ------------              -------
                                                  4,552         $174,353,042              100.00%

--------------------------------------------------------------------------------
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
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

       DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE


Aggregate Field                  Description                     Count                   Balance               Pool%

Credit Risk - By 20              620 to 639                        680                21,405,352               12.28
                                 640 to 659                       1023                36,079,092               20.69
                                 660 to 679                        966                38,321,955               21.98
                                 680 to 699                        805                33,411,255               19.16
                                 700 to 719                        620                26,765,884               15.35
                                 720 to 739                        275                11,282,791                6.47
                                 740 to 759                        116                 4,536,263                2.60
                                 760 to 779                         57                 2,019,513                1.16
                                 780 to 799                          9                   493,068                0.28
                                 800 to 819                          1                    37,868                0.02
                                                                 -----              ------------             -------
                                                                 4,552              $174,353,042             100.00%


Aggregate Field                 Description                      Count                   Balance               Pool%

Debt to Income
Ratio                         20.00 or less                         79                 2,749,813                1.58
                             20.01 to 25.00                        237                 7,995,440                4.59
                             25.01 to 30.00                        517                18,487,561               10.60
                             30.01 to 35.00                        864                31,982,456               18.34
                             35.01 to 40.00                       1225                45,619,397               26.17
                             40.01 to 45.00                       1042                42,027,607               24.10
                             45.01 to 50.00                        581                25,246,891               14.48
                         Greater than 50.00                          7                   243,875                0.14
                                                                 -----              ------------             -------
                                                                 4,552              $174,353,042             100.00%




--------------------------------------------------------------------------------
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